UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CARDINAL INFRASTRUCTURE GROUP INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!

CARDINAL INFRASTRUCTURE GROUP INC.

2026 Annual Meeting

Vote by June 4, 2026

11:59 PM ET

V94502-P50946

You invested in CARDINAL INFRASTRUCTURE GROUP INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2026.

Get informed before you vote

View the Notice of 2026 Annual Meeting of Stockholders and accompanying Proxy Statement and the 2025 Annual Report online

OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or

(3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Vote Virtually at the Meeting*

June 5, 2026

9:00 A.M. Eastern Time

Smartphone users

Point your camera here and

vote without entering a

control number

Virtually at:

www.virtualshareholdermeeting.com/CDNL2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

CARDINAL INFRASTRUCTURE GROUP INC.

2026 Annual Meeting

Vote by June 4, 2026

11:59 PM ET

Board

Recommends

Voting Items

1. Election of Directors

Nominees:

1a. Jeremy Spivey

For

1b. Richard M. Lee

For

1c. Austin J. Shanfelter

For

1d. Richard B. Wimmer

For

1e. Anthony L. Wood, Jr.

For

1f. Ivy Zelman

For

2. Ratification of the appointment of Grant Thornton LLP as Cardinal Infrastructure Group Inc.’s independent registered public accounting firm for the year ending December 31, 2026.

For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V94503-P50946